EXHIBIT 99.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Form 8-K of our report dated January 14, 1998 related to our audit of the financial statements of Affiliated Community Bancorp, Inc. and subsidiaries (the "Company") included in Registration Statement No. 333-52115. It should be noted that we have not audited any financial statements of the Company subsequent to December 31, 1997 or performed any audit procedures subsequent to the date of our report.





                                                           Arthur Andersen LLP


Boston, Massachusetts
August 6, 1998